EXHIBIT 99


Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS


Principal Balance: $464,583,200.39
Number of Loans: 998
Average Loan Balance: $465,514.23
Weighted Average Interest Rate: 5.346%
Minimum Interest Rate: 3.750%
Maximum Interest Rate: 6.375%
Weighted Average Subsequent Rate Cap: 1.999%
Weighted Average Ceiling: 10.345%
% Owner Occupied: 98.70%
% Refinance - Cashout: 14.42%
% Purchase: 13.39%
% Refinance - Rate/Term: 72.19%
Weighted Average Original LTV: 64.36%
Top 3 States: CA(64.7%),MA(3.8%),IL(3.7%)
Weighted Average FICO: 724
% Single Family Detached: 92.12%
% Full Doc: 71.30%
Weighted Average Original Term: 360
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 4
Months to Roll: 56

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS




                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
ORIGINAL PRINCIPAL BALANCE                          LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                                 1       158,973.03           0.03
175,000.01 - 200,000.00                                 2       383,055.28           0.08
200,000.01 - 225,000.00                                 2       422,220.46           0.09
300,000.01 - 325,000.00                                63    19,674,870.04           4.23
325,000.01 - 350,000.00                               113    38,226,281.48           8.23
350,000.01 - 375,000.00                                80    28,958,176.41           6.23
375,000.01 - 400,000.00                               141    54,724,231.18          11.78
400,000.01 - 425,000.00                                78    32,212,492.59           6.93
425,000.01 - 450,000.00                                68    29,664,654.84           6.39
450,000.01 - 475,000.00                                72    33,120,148.65           7.13
475,000.01 - 500,000.00                                77    37,478,452.59           8.07
500,000.01 - 525,000.00                                54    27,600,910.29           5.94
525,000.01 - 550,000.00                                36    19,360,383.90           4.17
550,000.01 - 575,000.00                                33    18,481,358.02           3.98
575,000.01 - 600,000.00                                36    21,219,712.78           4.57
600,000.01 - 625,000.00                                25    15,309,927.43           3.30
625,000.01 - 650,000.00                                53    33,992,394.66           7.32
650,000.01 - 675,000.00                                 4     2,649,093.40           0.57
675,000.01 - 700,000.00                                 7     4,793,419.90           1.03
700,000.01 - 725,000.00                                 7     4,997,931.01           1.08
725,000.01 - 750,000.00                                 7     5,193,046.52           1.12
750,000.01 - 775,000.00                                 1       760,327.33           0.16
775,000.01 - 800,000.00                                 7     5,510,282.36           1.19
800,000.01 - 825,000.00                                 1       816,385.09           0.18
825,000.01 - 850,000.00                                 3     2,530,624.29           0.54
875,000.01 - 900,000.00                                 1       894,016.02           0.19
900,000.01 - 925,000.00                                 2     1,835,993.36           0.40
925,000.01 - 950,000.00                                 2     1,863,382.30           0.40
950,000.01 - 975,000.00                                 3     2,875,431.24           0.62
975,000.01 - 1,000,000.00                              19    18,875,023.94           4.06
-------------------------------------------------------------------------------------------------
TOTAL:                                                998   464,583,200.39         100.00
=================================================================================================

Min: $160,000.00
Max: $1,000,000.00
Average: $467,986.05

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS





                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
PRINCIPAL BALANCE                                   LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                                 1       158,973.03           0.03
175,000.01 - 200,000.00                                 2       383,055.28           0.08
200,000.01 - 225,000.00                                 2       422,220.46           0.09
275,000.01 - 300,000.00                                 6     1,797,376.08           0.39
300,000.01 - 325,000.00                                58    18,201,490.70           3.92
325,000.01 - 350,000.00                               115    38,928,086.11           8.38
350,000.01 - 375,000.00                                87    31,605,346.78           6.80
375,000.01 - 400,000.00                               132    51,451,047.24          11.07
400,000.01 - 425,000.00                                79    32,662,315.94           7.03
425,000.01 - 450,000.00                                72    31,490,722.11           6.78
450,000.01 - 475,000.00                                72    33,280,433.46           7.16
475,000.01 - 500,000.00                                74    36,125,510.07           7.78
500,000.01 - 525,000.00                                52    26,642,113.42           5.73
525,000.01 - 550,000.00                                37    19,931,914.45           4.29
550,000.01 - 575,000.00                                33    18,533,415.49           3.99
575,000.01 - 600,000.00                                35    20,666,391.37           4.45
600,000.01 - 625,000.00                                25    15,309,927.43           3.30
625,000.01 - 650,000.00                                52    33,397,904.21           7.19
650,000.01 - 675,000.00                                 4     2,649,093.40           0.57
675,000.01 - 700,000.00                                 7     4,793,419.90           1.03
700,000.01 - 725,000.00                                 7     4,997,931.01           1.08
725,000.01 - 750,000.00                                 7     5,193,046.52           1.12
750,000.01 - 775,000.00                                 1       760,327.33           0.16
775,000.01 - 800,000.00                                 7     5,510,282.36           1.19
800,000.01 - 825,000.00                                 1       816,385.09           0.18
825,000.01 - 850,000.00                                 3     2,530,624.29           0.54
875,000.01 - 900,000.00                                 1       894,016.02           0.19
900,000.01 - 925,000.00                                 3     2,757,744.63           0.59
925,000.01 - 950,000.00                                 1       941,631.03           0.20
950,000.01 - 975,000.00                                 3     2,875,431.24           0.62
975,000.01 - 1,000,000.00                              19    18,875,023.94           4.06
-------------------------------------------------------------------------------------------------
TOTAL:                                                998   464,583,200.39         100.00
=================================================================================================

Min: $158,973.03
Max: $996,777.73
Average: $465,514.23

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS





                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
OWNER OCCUPANCY                                     LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
Owner Occupied                                        987    458,551,287.16         98.70
Second Home                                            11      6,031,913.23          1.30
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS





                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
GEOGRAPHIC DISTRIBUTION                             LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------

CA                                                    648   300,439,753.46          64.67
MA                                                     38    17,467,573.36           3.76
IL                                                     36    17,236,108.08           3.71
VA                                                     33    16,204,584.53           3.49
NJ                                                     28    14,143,394.87           3.04
CO                                                     29    13,146,504.45           2.83
TX                                                     21    10,781,036.79           2.32
MD                                                     26    10,749,842.23           2.31
CT                                                     13     7,244,751.10           1.56
GA                                                     16     7,087,730.10           1.53
WA                                                     14     6,667,634.35           1.44
MO                                                     14     6,123,911.10           1.32
FL                                                     11     5,404,827.64           1.16
AZ                                                     11     4,142,589.10           0.89
AR                                                      4     3,033,271.68           0.65
NC                                                      7     3,029,744.90           0.65
NY                                                      6     2,889,073.22           0.62
PA                                                      7     2,800,570.17           0.60
DC                                                      6     2,496,195.92           0.54
MI                                                      5     2,140,709.13           0.46
KS                                                      4     1,746,854.90           0.38
WI                                                      3     1,377,717.52           0.30
MN                                                      2     1,177,501.25           0.25
OR                                                      2     1,007,210.79           0.22
HI                                                      1       995,793.63           0.21
OH                                                      2       916,654.30           0.20
IN                                                      2       784,406.60           0.17
RI                                                      2       760,285.66           0.16
NV                                                      1       471,263.41           0.10
SC                                                      1       400,668.40           0.09
UT                                                      1       408,062.20           0.09
NE                                                      1       376,567.61           0.08
KY                                                      1       319,551.52           0.07
ME                                                      1       308,953.19           0.07
OK                                                      1       301,903.23           0.06
-------------------------------------------------------------------------------------------------
TOTAL:                                                998   464,583,200.39         100.00
=================================================================================================

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS





                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
ORIGINAL TERM                                       LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
360                                                   998    464,583,200.39        100.00
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================

Min: 360
Max: 360
Weighted Average: 360



                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
SEASONING                                           LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
3                                                     229    109,492,329.59         23.57
4                                                     636    290,582,230.68         62.55
5                                                     125     60,285,842.12         12.98
6                                                       8      4,222,798.00          0.91
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================

Min: 3
Max: 6
Weighted Average: 4



                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
STATED REMAINING TERM                               LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
354                                                     8      4,222,798.00          0.91
355                                                   125     60,285,842.12         12.98
356                                                   636    290,582,230.68         62.55
357                                                   229    109,492,329.59         23.57
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================

Min: 354
Max: 357
Weighted Average: 356

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS




                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
PRODUCT TYPE                                        LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
LARM552/5                                             998    464,583,200.39        100.00
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================



                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
ORIGINAL LOAN-TO-VALUE                              LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
5.01 - 10.00                                            2       705,932.39           0.15
10.01 - 15.00                                           1       551,750.42           0.12
15.01 - 20.00                                           5     2,399,454.40           0.52
20.01 - 25.00                                           1       299,235.65           0.06
25.01 - 30.00                                          13     5,999,698.07           1.29
30.01 - 35.00                                          22    10,175,012.46           2.19
35.01 - 40.00                                          20     8,607,938.05           1.85
40.01 - 45.00                                          37    19,493,118.06           4.20
45.01 - 50.00                                          55    27,188,848.11           5.85
50.01 - 55.00                                          76    36,025,961.04           7.75
55.01 - 60.00                                          74    34,825,003.46           7.50
60.01 - 65.00                                         125    63,182,744.35          13.60
65.01 - 70.00                                         217   104,046,819.63          22.40
70.01 - 75.00                                          97    43,614,302.37           9.39
75.01 - 80.00                                         235   100,384,880.18          21.61
80.01 - 85.00                                           7     2,770,047.40           0.60
85.01 - 90.00                                           8     3,271,335.45           0.70
90.01 - 95.00                                           3     1,041,118.90           0.22
-------------------------------------------------------------------------------------------------
TOTAL:                                                998   464,583,200.39         100.00
=================================================================================================

Min: 6.00
Max: 95.00
Weighted Average: 64.36

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS





                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
PROPERTY TYPE                                       LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
Single Family                                         914   427,976,539.33          92.12
Lo-rise CONDO <= 2 stories                             42    18,285,576.43           3.94
Planned Urban Development (PUD)                        31    12,810,133.66           2.76
2 Family                                                5     3,132,142.00           0.67
Hi-rise CONDO > 2 stories                               6     2,378,808.97           0.51
-------------------------------------------------------------------------------------------------
TOTAL:                                                998   464,583,200.39         100.00
=================================================================================================



                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE                                  LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
Full                                                  713    331,245,539.47         71.30
No Income/Assets Verified                             157     72,892,919.76         15.69
Income/No Assets Verified                             100     48,140,706.88         10.36
No Income/No Assets                                    28     12,304,034.28          2.65
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS





                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
LOAN PURPOSE                                        LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
Rate/Term Refinance                                   722    335,397,725.92         72.19
Cash out (Refinance)                                  145     66,980,733.58         14.42
Purchase                                              131     62,204,740.89         13.39
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================



                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
CURRENT GROSS INTEREST RATE                         LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
3.501 - 4.000                                           4     2,108,745.93           0.45
4.001 - 4.500                                          10     5,644,899.15           1.22
4.501 - 5.000                                         119    55,328,130.07          11.91
5.001 - 5.500                                         666   310,704,905.48          66.88
5.501 - 6.000                                         198    90,433,251.63          19.47
6.001 - 6.500                                           1       363,268.13           0.08
-------------------------------------------------------------------------------------------------
TOTAL:                                                998   464,583,200.39         100.00
=================================================================================================

Min: 3.750
Max: 6.375
Weighted Average: 5.346



                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
CURRENT GROSS MARGIN                                LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
2.001 - 2.500                                         996    463,138,038.92         99.69
2.501 - 3.000                                           2      1,445,161.47          0.31
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================

Min: 2.250
Max: 2.750
Weighted Average: 2.252

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS





                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
CURRENT LOAN-TO-VALUE                               LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
5.01 - 10.00                                            2       705,932.39           0.15
10.01 - 15.00                                           1       551,750.42           0.12
15.01 - 20.00                                           5     2,399,454.40           0.52
20.01 - 25.00                                           1       299,235.65           0.06
25.01 - 30.00                                          14     6,479,523.07           1.39
30.01 - 35.00                                          21     9,695,187.46           2.09
35.01 - 40.00                                          22     9,309,650.74           2.00
40.01 - 45.00                                          36    19,119,062.48           4.12
45.01 - 50.00                                          56    27,676,526.13           5.96
50.01 - 55.00                                          77    36,344,174.31           7.82
55.01 - 60.00                                          80    38,099,268.93           8.20
60.01 - 65.00                                         119    60,265,310.78          12.97
65.01 - 70.00                                         216   103,355,422.94          22.25
70.01 - 75.00                                         102    46,013,581.67           9.90
75.01 - 80.00                                         230    98,051,557.54          21.11
80.01 - 85.00                                           5     1,905,107.13           0.41
85.01 - 90.00                                           8     3,271,335.45           0.70
90.01 - 95.00                                           3     1,041,118.90           0.22
-------------------------------------------------------------------------------------------------
TOTAL:                                                998   464,583,200.39         100.00
=================================================================================================

Min: 6.00
Max: 95.00
Weighted Average: 64.13



                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
DATE OF NEXT INTEREST RATE CHANGE                   LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
8/1/2007                                                8      4,222,798.00          0.91
9/1/2007                                              126     60,666,229.53         13.06
10/1/2007                                             635    290,201,843.27         62.46
11/1/2007                                             229    109,492,329.59         23.57
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither
Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia
Corporation and is a member of the NYSE, the NASD and the SIPC.



                                   PRELIMINARY
                                 STRATIFICATIONS





                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
SUBSEQUENT RATE CAP                                 LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
<= 0.000                                                1        305,589.82          0.07
1.501 - 2.000                                         997    464,277,610.57         99.93
-------------------------------------------------------------------------------------------------
TOTAL:                                                998    464,583,200.39        100.00
=================================================================================================

Min: 2.000
Max: 2.000
Weighted Average: 2.000



                                                                                  PERCENT
                                                                                    OF
                                                    NUMBER       AGGREGATE       AGGREGATE
                                                      OF         PRINCIPAL       PRINCIPAL
FICO SCORES                                         LOANS         BALANCE         BALANCE
-------------------------------------------------------------------------------------------------
<= 0                                                   16     6,630,309.21           1.43
551 - 575                                               1       531,590.37           0.11
576 - 600                                               2     1,430,727.94           0.31
601 - 625                                               7     3,455,833.88           0.74
626 - 650                                              39    19,367,485.14           4.17
651 - 675                                              63    28,836,133.39           6.21
676 - 700                                             124    57,670,681.62          12.41
701 - 725                                             148    69,318,147.09          14.92
726 - 750                                             174    82,452,059.36          17.75
751 - 775                                             242   111,816,980.57          24.07
776 - 800                                             148    65,053,043.91          14.00
801 - 825                                              31    16,771,620.39           3.61
826 - 850                                               3     1,248,587.52           0.27
-------------------------------------------------------------------------------------------------
TOTAL:                                                998   464,583,200.39         100.00
=================================================================================================

Min: 575
Max: 834
Weighted Average: 734